UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

PASSAGE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 39th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 866-0311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	PASG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2023, Passage Bio, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the quarter ended June 30, 2023. A copy of the Earnings Press Release is attached as Exhibit 99.1 to this report.

The information in this Item 2.02, including Exhibit 99.1 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On August 7, 2023 the Company will host a conference call to discuss interim clinical data from its Imagine-1 Study (the “GM1 Conference Call”) at 8:30AM Eastern Time, and a live webcast of the GM1 Conference Call will be available through the Investor page of the Company’s website.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On August 7, 2023, the Company also issued a press release (the “GM1 press release”) and presented a scientific presentation (the “GM1 Presentation”) regarding interim clinical data from its Imagine-1 Study during its GM1 Conference Call. Copies of the GM1 Press Release and GM1 Presentation are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this report. The GM1 Presentation will also be available on the Company’s website in the Events and Presentations section at www.passagebio.com.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by Passage Bio, Inc. regarding its financial results for the quarter ended June 30, 2023, dated August 7, 2023.
99.2	Press release issued by Passage Bio, Inc. regarding interim clinical data from its Imagine-1 Study, dated August 7, 2023.
99.3	Scientific presentation regarding its Imagine-1 Study, dated August 7, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: August 7, 2023	By:	/s/ Kathleen Borthwick
Kathleen Borthwick
Interim Chief Financial Officer

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